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                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                                Multi Manager C
                                Multi Manager D
                                    Putnam

                    FLEXIBLE PREMIUM VARIABLE LIFE POLICIES

                       Supplement dated January 20, 2009

          To the Prospectuses dated April 28, 2008 (as supplemented)

One of the Portfolios available as an investment option under your Policy, the Putnam VT New Value Fund will be merged into the Putnam VT Equity Income Fund on or about February 13, 2009. Prior to the merger, you may transfer cash value out of the Division that invests in the Putnam VT New Value Fund to any other investment option available under your Policy without fees or charges (and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under your Policy.)